Exhibit 10.45

BORROWER JOINDER AGREEMENT
This Borrower Joinder Agreement (this “Agreement”) dated as of March 28, 2019 is among STERIS Corporation (“STERIS Corporation”), STERIS Limited (formerly known as STERIS plc; “Old STERIS”), STERIS plc, a public limited company organized under the laws of Ireland (“New STERIS plc”), and Synergy Health Limited, a private limited company organized under the laws of England and Wales (“Synergy” and, together with New STERIS plc, the “New Designated Borrowers” and each, a “New Designated Borrower”) and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) for the Lenders under the Credit Agreement referred to below.

RECITALS

WHEREAS, reference is made to the Credit Agreement dated as of March 23, 2018, as amended by that certain First Amendment dated as of March 5, 2019 (as may be further amended, amended and restated, supplemented or otherwise modified, the “Credit Agreement”), among STERIS Corporation, as a Borrower, Old STERIS, as a Borrower, the Guarantors parties thereto from time to time, the Lenders parties thereto and the Administrative Agent.

WHEREAS, pursuant to and subject to the terms of Section 9.17 of the Credit Agreement, the Reporting Entity may designate any New PubCo or wholly-owned Subsidiary of the Reporting Entity as a Borrower under any Revolving Commitments;

WHEREAS, as of the date hereof New STERIS plc is the Reporting Entity and a New PubCo under the Credit Agreement and Synergy is a wholly-owned Subsidiary of the Reporting Entity;

WHEREAS, each New Designated Borrower desires to become a Designated Borrower under the Credit Agreement; and

WHEREAS, it is a condition precedent to the obligation of each Lender to make Revolving Advances to the New Designated Borrowers that the Reporting Entity, the New Designated Borrowers and the Administrative Agent shall have executed and delivered this Agreement to the Administrative Agent.

Accordingly, the parties hereto agree as follows:

Section 1. Definitions. Except as otherwise defined in this Agreement, terms defined in the Credit Agreement are used herein as defined therein.
Section 2. Designation. New STERIS plc, as the Reporting Entity, hereby designates each New Designated Borrower as a Borrower under the Revolving Commitments.
Section 3. Joinder. Upon execution of this Agreement by New STERIS plc, as the Reporting Entity and a New Designated Borrower, Synergy, as a New Designated Borrower, and

the Administrative Agent and the satisfaction of the other applicable conditions set forth in Section 9.17, each New Designated Borrower shall be a party to the Credit Agreement and a “Designated Borrower” and a “Borrower” for all purposes thereof. Each New Designated Borrower hereby agrees to be bound by all provisions of the Credit Agreement and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Designated Borrower and a Borrower under the Credit Agreement and the other Loan Documents.
Section 4. Representations and Warranties. Each New Designated Borrower hereby represents and warrants as of the date hereof after giving effect hereto that the representations and warranties of the Loan Parties set forth in Sections 4.01(a) through (d) of the Credit Agreement are, as to each New Designated Borrower and assuming each reference to “this Agreement” in such representations and warranties is a reference to this Agreement, true and correct in all material respects (except that any representation or warranty which is already qualified as to materiality or by reference to Material Adverse Effect shall be true and correct in all respects as so qualified) on and as of such date.
Section 5. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.
Section 6. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier, facsimile or in a .pdf or similar file shall be effective as delivery of a manually executed counterpart of this Agreement.
Section 7. Miscellaneous. This Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Borrower Joinder Agreement to be duly executed and delivered as of the day and year first above written.

STERIS plc, as the Reporting Entity and a New Designated Borrower

By:
/s/ Michael J. Tokich
Name: Michael J. Tokich
Title: Senior Vice President and Chief Financial Officer
Synergy Health Limited, as a New Designated Borrower

By:
/s/ Michael J. Tokich
Name: Michael J. Tokich
Title: Director

[Signature Page to Borrower Joinder Agreement]

JPMORGAN CHASE BANK, N.A., as the Administrative Agent

By:
/s/ Brendan Korb
Name: Brendan Korb
Title: Vice President

[Signature Page to Borrower Joinder Agreement]